UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 11, 2014

IRONWOOD PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34620	04-3404176
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

301 Binney Street
Cambridge, Massachusetts	02142
(Address of principal	(Zip code)
executive offices)

(617) 621-7722

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 11, 2014, Ironwood Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the several underwriters set forth in Schedule 1 thereto (collectively, the “Underwriters”), for whom  J.P. Morgan and BofA Merrill Lynch are acting as representatives, related to a public offering (the “Offering”) of 13,725,500 shares of the Company’s Class A common stock, $0.001 par value per share, at a price to the public of $12.75 per share pursuant to a registration statement on Form S-3 (File No. 333-179430) and a related prospectus supplement.  In addition, the Company granted the Underwriters an option exercisable for 30 days from the date of the Underwriting Agreement to purchase, at the public offering price less any underwriting discounts and commissions, up to an additional 2,058,825 shares of Class A common stock.  The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.  J.P. Morgan and BofA Merrill Lynch are acting as joint book-running managers and as representatives of the Underwriters for the Offering, and Morgan Stanley is acting as book-running manager for the Offering.  Ladenburg Thalmann & Co. Inc. and Mizuho Securities are acting as co-managers for the Offering.  On February 11, 2014, the Company issued a press release announcing the pricing of the Offering.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

An opinion dated February 12, 2014 regarding the validity of the shares of Class A common stock offered in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of February 11, 2014, by and between Ironwood Pharmaceuticals, Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters named in Schedule 1 thereto.

5.1	Opinion of Ropes & Gray LLP, with respect to the validity of the Class A common stock registered.

99.1	Ironwood Pharmaceuticals, Inc. Press Release dated February 11, 2014, announcing the pricing of an offering of Class A common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONWOOD PHARMACEUTICALS, INC.

Dated: February 12, 2014	By:	/s/ Halley E. Gilbert
Name: Halley E. Gilbert
Title: Vice President, Legal Affairs and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of February 11, 2014, by and between Ironwood Pharmaceuticals, Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters named in Schedule 1 thereto.

5.1	Opinion of Ropes & Gray LLP, with respect to the validity of the Class A common stock registered.

99.1	Ironwood Pharmaceuticals, Inc. Press Release dated February 11, 2014, announcing the pricing of an offering of Class A common stock.